UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2004
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.1. Other Events.

Segment Reporting

This Current Report on Form 8-K discloses revised information about the operating segments of Caterpillar Inc. (Caterpillar) following management's decision to change the internal measurement system used for segment reporting in the first quarter of 2004. Most notable are a change in the current cost methodology used to value inventory and cost of sales for segment reporting purposes, as well as a change in the manner that interest expense is charged to segments. In addition, certain corporate costs that were charged to segments in prior years are now reported as reconciling items. The presentation of this revised segment information does not change Caterpillar’s consolidated financial position or consolidated results of operations for any period presented.

The revised segment information had no impact to the wording or amounts in Caterpillar’s Management's Discussion and Analysis of Financial Condition and Results of Operations with respect to each of the three years in the period ended December 31, 2003 (the "MD&A") and the related Consolidated Financial Statements and Notes to Consolidated Financial Statements of Caterpillar (the "Consolidated Financial Statements"), except for the revised segment reporting methodology contained in Note 22 of the Notes to Consolidated Financial Statements. This Current Report also includes the report on the Consolidated Financial Statements for the year ended December 31, 2003 of PricewaterhouseCoopers LLP, an independent registered public accounting firm. Except as noted above, the Consolidated Financial Statements remain unchanged from the Consolidated Financial Statements that were filed in Caterpillar’s Annual Report on Form 10-K for the year ended December 31, 2003.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits:
	23.1	Opinion of PricewaterhouseCoopers LLP
	23.2	Consent of PricewaterhouseCoopers LLP
	31.1	Certification of James W. Owens, Chairman and Chief Executive Officer of Caterpillar Inc., as required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
	31.2	Certification of F. Lynn McPheeters, Chief Financial Officer of Caterpillar Inc., as required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
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Certification of James W. Owens, Chairman and Chief Executive Officer of Caterpillar Inc. and F. Lynn McPheeters, Chief Financial Officer of Caterpillar Inc., as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

	99	Consolidated Financial Statements and Notes to Consolidated Financial Statements.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

December 3, 2004	By:	/s/ James B. Buda

James B. Buda
Vice President